    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 5, 1997
- -------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               SEPTEMBER 1, 1997

                               ------------------

                            PROMUS HOTEL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-11463                 62-1596939
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
   of incorporation or                                   Identification Number)
      organization)



              755 CROSSOVER LANE                         38117
              MEMPHIS, TENNESSEE                       (Zip Code)
   (Address of principal executive offices)



                                 (901) 374-5000
               (Registrant's telephone number, including area code)


                                  Not Applicable
          (Former name or former address, if changed since last report)

- -------------------------------------------------------------------------------

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ITEM 5.   Other Events

    On September 1, 1997, Promus Hotel Corporation ("Promus"), Doubletree Corporation ("Doubletree") and Parent Holding Corp., a newly-formed corporation jointly formed by Promus and Doubletree ("Parent"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Parent will form two subsidiaries that will merge with and into Promus and Doubletree such that Promus and Doubletree become wholly-owned subsidiaries of Parent (the "Mergers"). Pursuant to the Merger Agreement, upon the effectiveness of the Mergers, (i) each outstanding share of Common Stock, par value $.10 per share, of Promus will be converted into the right to receive
0.925 shares of Common Stock, par value $.01 per share, of Parent ("Parent Common Stock"), and (ii) each outstanding share of Common Stock, par value $.01 per share, of Doubletree will be converted into the right to receive one share of Parent Common Stock. Consummation of the Mergers is subject to the satisfaction or waiver by the parties of certain conditions, including the receipt of regulatory approvals and approvals by the stockholders of Promus and Doubletree.

    In connection with the Merger Agreement, Promus and Doubletree also have entered into (i) a Stock Option Agreement pursuant to which Promus granted to Doubletree an option to purchase up to 19.9% of the outstanding common stock of Promus under certain circumstances and (ii) a Stock Option Agreement pursuant to which Doubletree has granted to Promus an option to purchase up to 19.9% of the outstanding common stock of Doubletree under certain circumstances (together, the "Stock Option Agreements"). In addition, certain stockholders of Doubletree holding over 39% of the outstanding common stock of Doubletree have entered into a stockholder support agreement with Promus (the "Stockholder Support Agreement"), pursuant to which such stockholders agreed to vote their shares in favor of the adoption of the Merger Agreement and approval of the Doubletree Merger, subject to certain conditions.

    On September 2, 1997, Promus and Doubletree issued a joint press release announcing the execution of the Merger Agreement. The Merger Agreement, the Stock Option Agreements, the Stockholder Support Agreement and the press release are filed as exhibits hereto and are incorporated by reference herein.


ITEM 7.   Financial Statements and Exhibits

    (c)   Exhibits.

    2.1 Agreement and Plan of Merger, dated as of September 1, 1997, by and among Doubletree Corporation, Promus Hotel Corporation and Parent Holding Corp.

   10.1 Stock Option Agreement (Doubletree), dated as of September 1, 1997, by and between Doubletree Corporation and Promus Hotel Corporation.

   10.2 Stock Option Agreement (Promus), dated as of September 1, 1997, by and between Promus Hotel Corporation and Doubletree Corporation.

   10.3 Stockholder Support Agreement, dated as of September 1, 1997 by and among certain stockholders of Doubletree, to and for the benefit of Promus.

   99.1   Form of Restated Certificate of Incorporation of Promus Hotel
          Corporation

   99.2   Form of Amended and Restated Bylaws of Promus Hotel Corporation.

   99.3 Joint Press Release, dated September 2, 1997, issued by Promus Hotel Corporation and Doubletree Corporation.


                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PROMUS HOTEL CORPORATION



                                     /s/ RAYMOND E. SCHULTZ
                             -------------------------------------------------
                             Raymond E. Schultz
                             Chairman of the Board and Chief Executive Officer


Dated:  September 5, 1997

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                                  EXHIBIT INDEX



 Exhibit
  Number                                     Description
 -------                                    -------------

    2.1 Agreement and Plan of Merger, dated as of September 1, 1997, by and among Doubletree Corporation, Promus Hotel Corporation and Parent Holding Corp.

   10.1 Stock Option Agreement (Doubletree), dated as of September 1, 1997, by and between Doubletree Corporation and Promus Hotel Corporation.

   10.2 Stock Option Agreement (Promus), dated as of September 1, 1997, by and between Promus Hotel Corporation and Doubletree Corporation.

   10.3 Stockholder Support Agreement, dated as of September 1, 1997, by and among certain stockholders of Doubletree, to and for the benefit of Promus.

   99.1       Form of Restated Certificate of Incorporation of Promus Hotel
              Corporation.

   99.2       Form of Amended and Restated Bylaws of Promus Hotel Corporation.

   99.3 Joint Press Release, dated September 2, 1997, issued by Promus Hotel Corporation and Doubletree Corporation.